                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 25, 2004


                         A.C. MOORE ARTS & CRAFTS, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                         000-23157                         22-3527763
  -------------------------------        ------------------------            -------------------
  (State or other jurisdiction of        (Commission File Number)              (IRS Employer
          incorporation)                                                     Identification No.)





              500 University Court
                 Blackwood, NJ                                    08012
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (856) 228-6700
                                                        ---------------

                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)

 Item 12.          Results of Operations and Financial Condition

          On February 25, 2004, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 A.C. MOORE ARTS & CRAFTS, INC.



Date:  February 25, 2004         By:  /s/ Leslie H. Gordon
                                     -------------------------------------------
                                      Name:  Leslie H. Gordon
                                      Title:    Chief Financial Officer
                                                and Executive Vice President



                                  Exhibit Index

Exhibit No.                                     Description
-----------                                     ------------
  99.1                             Press Release dated February 25, 2004.